UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2011

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

802 Main Street, West Point, Virginia		23181
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Federal Deposit Insurance Corporation (the “FDIC”) routinely performs a Community Reinvestment Act performance evaluation of Citizens and Farmers Bank (“C&F Bank”), a subsidiary of C&F Financial Corporation. Among other things, the purpose of this evaluation is to assess C&F Bank’s performance and initiatives that are designed to help meet the credit needs of the areas it serves, including low and moderate-income individuals, neighborhoods and businesses. The evaluation also includes a review of C&F Bank’s community development services and investments in C&F Bank’s assessment areas.

Recently, the FDIC issued C&F Bank’s 2009 Community Reinvestment Act Performance Evaluation (the “2009 CRA Evaluation”). C&F Bank received “Satisfactory” ratings on the Investment Test component and the Service Test component evaluated as part of the 2009 CRA Evaluation. Based on issues identified at one of C&F Bank’s subsidiaries, C&F Mortgage, C&F Bank received a “Needs to Improve” rating on the Lending Test component, and as a result, a “Needs to Improve” rating on its overall rating. In its evaluation, the FDIC concluded that C&F Mortgage violated the Equal Credit Opportunity Act (the “ECOA”), Federal Reserve Regulation B, and the Fair Housing Act in connection with certain of its lending practices. While C&F Bank’s board of directors and management strongly disagree with the FDIC’s conclusion that C&F Mortgage violated the ECOA, Federal Reserve Regulation B or the Fair Housing Act, and are considering appealing the FDIC’s “Needs to Improve” CRA rating, C&F Mortgage has strengthened and continues to strengthen its policies, procedures and monitoring of its lending practices to address the issues raised by the FDIC. C&F Mortgage is and will continue to be committed to fair lending.

By statute, a bank such as C&F Bank with a “Needs to Improve” CRA rating has limitations on certain future business activities, including the ability to open new branches and to make acquisitions, until its CRA rating improves. Management does not believe that these limitations will have a significant effect on C&F Bank’s current business plans. As also required by statue, the FDIC referred its conclusions regarding the alleged violations to the Department of Justice (“DOJ”), and the DOJ has notified C&F Mortgage that it is investigating the matter. Management has met with the DOJ regarding the investigation. At this time, it is not anticipated that the results of the investigation will have a material adverse impact on C&F Financial Corporation’s results of operations or financial condition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
(Registrant)

Date: January 24, 2011	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
Chief Financial Officer

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